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                                                                   EXHIBIT 23.4

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

  As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement of Tyco International Ltd. on Form S-8 of our report dated May 11, 1998 covering the combined financial statements of The Sherwood-Davis & Geck Group as of and for the year ended December 31, 1997.

                                          /s/ Arthur Andersen LLP

Roseland, New Jersey
November 3, 1999